August 8, 2008

Mr. Terry French
Accountant Branch Chief
Securities and Exchange Commission
Division of Corporate Finance, Mail Stop 3720
Washington, D.C. 20549

Re: Telemetrix, Inc.
Form 10-KSB for the year December 31, 2007
Filed on March 7, 2008
File no. 0-14724

Dear Sirs:

We are responding to your letter dated July 17, 2008 pursuant to your review of Form 10-KSB for the year ended December 31, 2007. We understand your review was limited to the disclosures pertaining to the evaluation of our internal control over financial reporting.

In response to your letter, we have amended our Form 10-KSB for the year ended December 31, 2007, on August 12, 2008 to include Management’s report on internal control over financial reporting as required pursuant to Exchange Act rules 13a – 15 and 15d – 15. Management’s report includes an assessment and a conclusion as to the effectiveness of our internal control over financial reporting as required by Item 308T(a) of Regulations S-B.

We understand and assert that the Company, its Chief Executive Officer and Chief Financial Officer, or those who are acting in those capacities, are responsible for the adequacy and accuracy of the disclosure in the Form 10-KSB filed on March 7, 2008 for the year ended December 31, 2007. We also acknowledge that we understand that any Securities and Exchange Commission staff comments or changes to our disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing, and that the Company cannot assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Respectfully,

/s/ William Becker

William Becker Chief Executive Officer

Telemetrix Inc. 6650 Gunpark Drive, Suite 100 Boulder, CO 80301 303-652-0103 x 230